Exhibit 10.4
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AMENDED AND RESTATED
WRIGHT EXPRESS CORPORATION
SHORT-TERM INCENTIVE PROGRAM
ARTICLE 1- PURPOSE OF PROGRAM
Wright Express Corporation has adopted this Short-Term Incentive Program (“STIP”) to attract and retain high-performing employees; to provide incentives for eligible employees to achieve specified company, department and/or individual performance goals; and to reward such employees for the achievement of specified goals on an annual basis. The Short-Term Incentive Program is intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code.
ARTICLE 2- DEFINITIONS
Wherever used in this document, the following terms have the meanings set forth below.
2.1 Appendix means an Appendix to this Program document containing targets, payment metrics, and other terms of the Program (or modifications thereof) applicable to a specific Plan Year. The Appendices shall be considered part of the Program document.
2.2 Company means Wright Express Corporation.
2.3 Eligible Earnings means total gross pay for the applicable Plan Year (or the portion thereof during which the Participant is actively employed and eligible to participate in the STIP), including, salary or wages classified by the Company as regular; paid time off (PTO), whether planned or unplanned; holiday; bereavement; jury duty; retroactive pay; overtime pay; shift differential; language differential; and excluding, salary or wages classified by the Company as disability pay, commission/incentive pay, and bonuses.
2.4 Effective Date means January 1, 2008.
2.5 MBO means management by objectives.
2.6 Participant means an eligible employee who participates in the Program for a Plan Year in accordance with Article 3.
2.7 Plan Year means the fiscal year of the Company; as of the Effective Date, the Plan Year is the calendar year.
2.8 Program means this Wright Express Corporation Short-Term Incentive Program, as amended from time to time, including the provisions of any Appendix, which are incorporated herein.

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ARTICLE 3- PARTICIPATION
3.1 Eligible Employees
Each full-time regular or part-time regular employee of the Company who meets the following requirements shall be a Participant for a Plan Year:
          (a) The employee is not eligible for payout under a commission plan or a high performance pay plan of the Company.
          (b) The employee commences employment on or before November 1 of the applicable year; and
          (c) Except as provided in Section 3.2, the employee is actively employed on the bonus payment date for the applicable year.
3.2 Special Rules
          (a) A Participant who dies or becomes totally disabled during a Plan Year (as determined under the Company’s Long-Term Disability program) may receive a pro-rated bonus for the applicable year based on his or her Eligible Earnings during the period of the Participant’s active employment. Any bonus payable to a deceased Participant shall be paid to his or her personal representative.
          (b) A Participant who is not actively employed on the bonus payment date for a Plan Year due to an approved leave of absence may receive a pro-rated bonus for the applicable year based on his or her Eligible Earnings during the period of the Participant’s active employment.
          (c) A Participant who shall be the subject of a Performance Improvement Plan during the Plan Year and continues to be the subject of a Performance Improvement Plan relating to such Plan Year at the time payments are made under Section 5.1 of the Program shall not be eligible to receive a payment until he or she has successfully met the requirements of the Performance Improvement Plan.
ARTICLE 4- ANNUAL INCENTIVES
The Corporate and Executive Officer MBOs for each Plan Year shall be approved by the Compensation Committee of the Company’s Board of Directors, or its delegate.
An Individual Effectiveness Factor (“IEF”) shall be assigned to an employee classified as

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an “associate” based on criteria established by the Company. The IEF for each associate shall be initially established at 1.00. An associate’s IEF for a Plan Year may be adjusted down, but not below 0.80, or up, but not above 1.20, by action of his or her supervisor with the approval of his or her division Senior Vice President and the Company’s President and Chief Executive Officer. However, the foregoing adjustments (in the aggregate) must not increase the total amount payable under the Program for the given year.
The performance measures applicable to a Plan Year shall be set out in the Appendix.
ARTICLE 5- PAYMENTS
5.1 Time and Form
Bonuses shall be calculated and paid in a single payment for the applicable year, by no later than March 31 of the following year.
5.2 Position Changes
“Position changes” for a Plan Year include promotions, demotions, and transfers between positions and/or departments.
          (a) For a non-Management Participant who is STIP eligible for the entire year, the amount of the Participant’s bonus is calculated based on his or her position on December 31 of the applicable year.
          (b) For a non-Management Participant who is an eligible employee for a portion of the year and an ineligible employee for a portion of the year, the amount of the Participant’s bonus is calculated based on pro-ration for the portion of the year in which he or she was an eligible employee.
          (c) For a Participant who is, at any point during the year, a Manager, Director, Vice President, Senior Vice President, Executive Vice President, or the President and Chief Executive Officer, the amount of the Participant’s bonus is calculated based on the period of time in each STIP eligible position and the associate’s STIP target percentage for each position during the applicable year.
5.3 Taxes
All federal, state or local taxes that the Program Administrator determines are required to be withheld from any payments made under the Program shall be withheld.

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ARTICLE 6- ADMINISTRATION
6.1 Program Administrator
The Program shall be administered by the Compensation Committee of the Company’s Board of Directors, which may delegate administrative responsibility in whole or in part to the President and Chief Executive Officer and/or the Senior Vice President, Human Resources (“Administrators”), subject to any requirements for review and approval that may be established by the Compensation Committee. In all areas not specifically reserved for such review and approval, the decisions of the applicable Administrator shall be binding on the Company and each eligible employee under Article 3. Notwithstanding the foregoing, the Compensation Committee may not modify MBOs or other performance criteria during a Plan Year so as to increase the payment to a Section 162(m) Participant (as defined below) or exercise its discretion to increase the amount of incentive pay that would otherwise be due a Section 162(m) Participant upon attainment of a performance goal.
6.2 Claims
Claims regarding payments under the Program shall be directed to a Participant’s direct supervisor and/or the Company’s Compensation Department. Any claim regarding the amount of any bonus payment hereunder shall be made within 30 days of the date of such payment, or shall be forfeited.
ARTICLE 7- AMENDMENT AND TERMINATION
The Company reserves the right to terminate, amend, modify and/or restate this Program, in whole or in part, at will at any time, with or without advance notice.
ARTICLE 8- MISCELLANEOUS
8.1 Payment Adjustments and Special Circumstances
The Compensation Committee shall have the authority to adjust payments under the Program (upward or downward) at its discretion. Subject to the approval of the Compensation Committee, the President and Chief Executive Officer and the Senior Vice President, Human Resources, acting together, shall have the power to adjust payments under the Program (upward or downward) as and to the extent appropriate to achieve the stated goals and purposes of the Program and may approve exceptions to the Program under special circumstances, to avoid undue hardship with respect to a Participant. Notwithstanding the foregoing, neither the Compensation Committee, the President and CEO, the Senior Vice President, Human Resources, nor any other person may increase or

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accelerate the payment due to any Section 162(m) Participant with respect to any Plan Year. The term “Section 162(m) Participant” shall mean the President and CEO and each of the four highest paid officers of the Company (other than the President and CEO) on the last day of the taxable year, for purposes of the executive compensation disclosure rules under the Securities Exchange Act of 1934.
8.2 Information
The Program Administrators shall be responsible for ensuring effective communication of the Program to eligible employees. Copies of the Program shall be available to all Participants. All modifications and changes to the Program shall be appropriately documented and communicated to Participants.
8.3 No Guarantee of Payment
The Company does not guarantee payment of any bonus amounts hereunder, except to the extent that payment is required by applicable law.
8.4 Limitation of Employees’ Rights
Nothing contained in the Program shall confer upon any person a right to be employed or to continue in the employ of the Employer, or interfere in any way with the right of the Employer to terminate the employment of a Participant at any time, with or without cause.
IN WITNESS WHEREOF, Wright Express Corporation has caused this document to be executed by its duly authorized officer this 27th day of March, 2008.

WRIGHT EXPRESS CORPORATION
By:	/s/ Robert C. Cornett
Robert C. Cornett
Its: Senior Vice President, Human Resources Date: March 27, 2008

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APPENDIX I
2008 STIP FACTORS
STIP Weightings

	WEX Corporate MBOs
	Adj Net Income	PPG Adj Revenue	Strategic or Operational MBOs
All Participants	60%	20%	20%

Payout Levels
In 2008, the Company must achieve at least threshold results for Adjusted Net Income in order to pay out any portion of the Short Term Incentive Program.

Performance Results	Payout %
Threshold	50%
Threshold/Target	75%
Target	100%
Target/Max	150%
Max	200%

Note: Payout levels must be fully achieved for payout. Payout levels of the two corporate metrics payout levels are incrementalized. Certain other objectively measurable MBOs will also be incrementalized. All other MBOs are paid at the lowest performance result level achieved unless identified as an incrementalized MBO. If actual performance for strategic or operational MBOs falls between target and target/max, which is the midpoint between target and max, payout is at target. If performance falls between target/max and maximum levels, payout is at target/max

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MBOs
Corporate MBOs:

Performance Goal	Threshold Performance	Target Performance	Maximum Performance
Adj Net Income[1]	$ [**]	$ [**]	$ [**]
PPG[2] Adj Revenue[3]	$ [**]	$ [**]	$ [**]

1Adjusted Net Income means Adjusted Net Income as reported in the Corporation’s Form 8-K filing reporting the Corporation’s results for the 4th Quarter of 2008 and may be adjusted to exclude the following items (if any): losses from discontinued operations, the cumulative effects of changes in Generally Accepted Accounting Principles, any one-time charge or dilution resulting from any acquisition or divestiture, the effect of changes to our effective federal or state tax rates, extraordinary items of loss or expense, and any other unusual or nonrecurring items of loss or expense, including restructuring charges. The Compensation Committee may exercise discretion to include all or part of an item of loss or expense.
2PPG: Price Per Gallon
3PPG Adjusted Revenue is reported 2008 Revenue adjusted for the difference between reported 2008 PPG and Board-approved budgeted 2008 PPG.
Executive Officer MBOs: CEO, EVPs, and SVPs generally share the following strategic MBOs for 2008:
Strategic Revenue MBO:

Performance Goal	Threshold Performance	Target Performance	Maximum Performance
2008 Strategic Growth Revenue Achievement	$[**]m from sources below	$[**]m from sources below	$[**]m from sources below

Strategic Initiative	2008 Budget (millions)
[**]	$[**]
[**]	$[**]
[**]	$[**]
[**]	$[**]
[**]	$[**]
Total	$[**]

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Execution MBO:

Performance Goal	Threshold Performance	Target Performance	Maximum Performance

Execution of key 2008 deliverables to drive strategic revenue in 2009 and beyond as rated by the Board of Directors Scale is 1-5 as follows:

5 — exceeds most milestones
4 — meets all and/or exceeds most milestones
3 — meets most and/or exceeds some milestones
2 — meets most milestones
1 — does not meet most milestones
	Average score of 2 across all focus areas	Average score of 3 across all focus areas	Average score of 4 across all focus areas

Focus Area	Milestone	Measured as
[**]	[**]	A detailed milestone plan will be provided by 3/30/08 for each 2008 focus area.
[**]	[**]	Quarterly updates will be provided to the Board of Directors throughout the year.
[**]	[**]	At the end of 2008, the Compensation Committee will be surveyed
[**]	[**]	and asked to rate Management on their success in achieving each
[**]	[**]	of the key milestones. Average Compensation Committee score
across all focus areas will determine payout on this MBO.

Vice President MBOs: Each Vice President generally has [**] MBOs, which may include Strategic Revenue and/or Execution and in some cases may include a targeted strategic or operational MBO.
Department MBOs: Each Manager or Director generally has [**] MBOs. Manager MBOs will generally mirror the different MBOs assigned to their VP, however, in some cases managers may be assigned a targeted strategic or operational MBO.
Associates at Team Leader or Individual Contributor levels automatically have the same MBO(s) as their direct supervisor under the STIP.

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Sales Leadership Incentive Plans:
Individuals in certain, specified jobs within the leadership positions of the sales function will have additional incentive opportunity under this program. For the purposes of all sales incentive plans, PPG adjusted revenue is PPG adjusted revenue used for 2008 STIP minus any revenue achieved in 2008 from acquisitions closed in 2008. These additional incentive opportunities are as follows:

2008 EVP, Sales and Marketing Incentive Plan
PPG Adj Corporate Revenue $(,000)	Company Performance Level	Plan Performance Level	EVP, Sales Payout
$[**]	[**]%	Miss	$0
$[**]	[**]%	Threshold	$50,000
$[**]	[**]%	Target	$100,000
$[**]	[**]%	Target/Max	$150,000
$[**]	[**]%	Max	$200,000

No payout below Threshold level in the plan
Payout for performance between levels above threshold will be incrementalized
If results exceed maximum of special incentive plan, CEO can recommend higher payout for approval

2008 SVP, Corporate Payment Solutions Incentive Plan
PPG Adj Channel Revenue $(,000)	Company Performance Level	Plan Performance Level	SVP, Sales Payout
$[**]	[**]%	Miss	$0
$[**]	[**]%	Threshold	$25,000
$[**]	[**]%	Target	$50,000
$[**]	[**]%	Target/Max	$75,000
$[**]	[**]%	Max	$100,000

No payout below Threshold level in the plan
Payout for performance between levels above threshold will be incrementalized
If results exceed maximum of special incentive plan, CEO can recommend higher payout for approval

2008 VP, Small Business Fleet Sales Incentive Plan
PPG Adj Channel Revenue $(,000)	Company Performance Level	Plan Performance Level	VP, Sales Payout
$[**]	[**]%	Miss	$0
$[**]	[**]%	Threshold	$15,000
$[**]	[**]%	Target	$30,000
$[**]	[**]%	Target/Max	$45,000
$[**]	[**]%	Max	$60,000

No payout below Threshold level in the plan
Payout for performance between levels above threshold will be incrementalized
If results exceed maximum of special incentive plan, CEO can recommend higher payout for approval

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2008 VP, Corporate Payment Solutions Incentive Plan
PPG Adj Channel Revenue $(,000)	Company Performance Level	Plan Performance Level	VP, Sales Payout
$[**]	[**]%	Miss	$0
$[**]	[**]%	Threshold	$15,000
$[**]	[**]%	Target	$30,000
$[**]	[**]%	Target/Max	$45,000
$[**]	[**]%	Max	$60,000

No payout below Threshold level in the plan
Payout for performance between levels above threshold will be incrementalized
If results exceed maximum of special incentive plan, CEO can recommend higher payout for approval